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                  MERRILL LYNCH OHIO MUNICIPAL BOND FUND OF
               MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST

                      SUPPLEMENT DATED MARCH 12, 1996 TO
         STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 21, 1995

     The name and biography of the portfolio manager of the Fund, which is listed under "Management of the Trust -- Trustees and Officers", is revised as follows:

     WILLIAM MICHAEL PETTY (34) - Portfolio Manager - Vice President of MLAM since 1994; Assistant Vice President of MLAM from 1993 to 1994; municipal bond broker with J.J. Kenny Municipal Bond Brokers from 1990 to 1992.

Code #16155-1195ALL